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                                                                   EXHIBIT 10.21

                      HOMECAPITAL INVESTMENT CORPORATION

                            SUBSCRIPTION AGREEMENT
                         FOR SHARES OF PREFERRED STOCK


This Subscription Agreement ("Agreement") is made by and between HomeCapital Investment Corporation, a Nevada corporation ("Company"), and the undersigned purchaser ("Purchaser") of shares of the $.01 par value Preferred Stock Series A, of the Company ("Preferred Stock").

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

1. SUBSCRIPTION. The Purchaser hereby offers and agrees to purchase ______ shares of Preferred Stock of the Company ("Shares") in accordance with the terms and conditions set forth in the Private Placement Memorandum, dated May 3, 1996 ("Private Placement Memorandum"), provided by the Company to Purchaser and accompanying this Agreement ("Subscription"). Purchaser hereby tenders to the Company (i) two (2) executed counterparts of this Agreement, (ii) a bank check payable to the order of the Company in the amount of $_____________________ representing the purchase price for the Shares ("Subscription Funds") at $1.50 per Share for all Shares hereby subscribed for and (iii) two (2) executed counterparts of the Registration Agreement accompanying the Private Placement Memorandum (collectively, the "Subscription Documents").

2. ACCEPTANCE OF SUBSCRIPTION. Investor understands and agrees that this Subscription is made subject to the following terms and conditions:

     (a) The Company shall have the right to reject this Subscription, in whole or in part in its sole discretion, with or without reason;

     (b) This Agreement shall be deemed to be accepted by the Company only when it is signed by the Company;

     (c) The Company shall have no obligation to accept subscriptions for shares of Preferred Stock in the order received; and

     (d) The offering of shares of Preferred Stock pursuant to the Private Placement Memorandum ("Offering") may be terminated or extended by the Company as described in the Private Placement Memorandum.

     The Initial Subscription Funds tendered herewith shall be held by the Company for the benefit of Purchaser together with subscription funds tendered by other persons who submit Subscription Agreements for shares of Preferred Stock, in an interest-bearing account of the Company at Frost National Bank, Austin, Texas, or such other bank as the Company shall designate. The Company shall promptly return to Purchaser in full the amount of the Subscription Funds without deduction, together with any interest or earnings thereon, if this
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Subscription is rejected or if the Company does not accept the Subscription of
Purchaser prior to expiration of the Offering, whereupon this Agreement and the Registration Agreement executed by Purchaser shall be rendered null and void and of no further force and effect.

3. REPRESENTATIONS. The Purchaser represents and warrants to the Company as follows:

     (a) Purchaser is a bona fide resident of the state set forth opposite the name of Purchaser on the signature page hereof and that: (i) if a corporation, partnership, trust or other form of business organization, it has its principal office within such state; (ii) if an individual, the principal residence of Purchaser is in such state; and (iii) if a corporation, partnership, trust or other form of business organization which was organized for the specific purpose of acquiring the Shares in the Company, all of its beneficial owners are residents of such state;

     (b) Purchaser has full power and authority to act with respect to the investment in Shares in the Company, including the full power and authority, without more, to act in any manner with respect to any community property interest of a spouse;

     (c) Purchaser has received the Private Placement Memorandum and Reports defined and described therein, has carefully read such Private Placement Memorandum its appendices and such other Reports (collectively, "Disclosure Documents"), and has relied only on the information contained therein;

     (d) Purchaser understands that Purchaser is purchasing the Company's Shares without being furnished any offering materials other than the Disclosure Documents and that the offer and purchase of Shares and the Private Placement Memorandum have not been reviewed or approved by the Securities & Exchange Commission ("SEC") or securities regulatory authority of any other jurisdiction;

     (e) Purchaser understands that the Shares and shares of common stock of the Company into which the Shares are convertible ("conversion common stock") have not been registered under the Securities Act of 1933, as amended ("Securities Act"), nor any state securities law ("State Law"), and Purchaser has no right to require registration thereof under the Securities Act or any State Law, except pursuant to the Registration Agreement;

     (f) Purchaser understands that the Shares and conversion common stock are being purchased for the account of Purchaser for investment, not for the interest of any other person, and not with the intention of or for distribution or resale to others;

     (g) Purchaser has, alone or together with a Purchaser Representative (identified in the Offeree Suitability Questionnaire heretofore submitted to the Company), if any, such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of the investment in the Shares.

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     (h)  Purchaser is able to bear the economic risk of the investment;

     (i)  (i)   Purchaser is an "accredited investor" as defined in Regulation
D, Rule 501(a) (17 C.F.R.230.501(a)) and as summarized in the Private Placement Memorandum; or

          (ii) Purchaser is, in relation to the total investments and net worth of Purchaser, making only a reasonable, suitable commitment to the Company which does not, in any event, exceed twenty percent (20%) of the net worth of Purchaser; or

          (iii) The investment of Purchaser in the Shares hereby subscribed for does not exceed ten percent (10%) of the net worth of Purchaser;

     (j) Purchaser is making the investment in the Shares without the intention, expectation or desire for a resale or distribution with respect thereto;

     (k) Purchaser has no need for liquidity with respect to the investment in the Shares;

     (l) Purchaser recognizes that an investment in the Preferred Stock involves special risks, including those set forth under the Section entitled "Special Considerations" in the Private Placement Memorandum;

     (m) Purchaser realizes that, since the Shares and conversion common stock cannot be readily sold and the Shares have no public market, the Purchaser may not be able to sell or dispose of the Shares or conversion common stock and, therefore, that Purchaser must not purchase the Shares, unless Purchaser has liquid assets sufficient to assure that such purchase will cause Purchaser no undue financial difficulties;

     (n) Purchaser understands that the right to transfer the Shares and conversion common stock will be restricted as set forth in this Agreement, in the Private Placement Memorandum and the Registration Agreement, including a restriction against transfers, unless Purchaser submits to the Company an opinion of an attorney stating that the proposed transfer is registered or exempt from registration pursuant to the Securities Act and all relevant State Laws;

     (o) Purchaser has duly completed, executed and delivered to the Company an Offeree Suitability Questionnaire in the form attached to the Private Placement Memorandum, Purchaser understands that all information which Purchaser has provided to the Company concerning Purchaser, the financial position, and the knowledge of financial and business matters is correct and complete as of the date set forth herein and, if there should be any material change in such information prior to delivery of this Agreement by Purchaser, that Purchaser has provided the Company with such information; and

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     (p)  The Purchaser Representative, if any, employed by Purchaser (i) is not an officer, director, employee, affiliate or beneficial owner of ten percent (10%) or more of any class of equity securities of the Company, (unless the Purchaser is related to the Purchaser Representative by blood, marriage or adoption), (ii) has disclosed to Purchaser all material relationship between the Purchaser Representative and the Company, directly or through any affiliates during the last two (2) years and as presently contemplated, and (iii) does not represent the Company and is not compensated by the Company, directly or through any affiliate.

4. BINDING EFFECT AND IRREVOCABILITY. It is understood that this Subscription Agreement is not binding on the Company unless and until it is accepted by the Company as evidenced by the counter-execution below. The Purchaser agrees that this Subscription Agreement shall be irrevocable until termination or expiration of the Offering as described in the Private Placement Memorandum.

5. INDEMNIFICATION. Purchaser acknowledges that Purchaser understands the meaning and legal consequences of the representations and warranties in paragraph 4 hereof, and Purchaser hereby agrees to indemnify and hold harmless the Company and the officers, employees and agents of the Company from and against any and all claims, expenses, including attorney's fees, loss, damage or actions resulting from any misrepresentations or a breach of any warranty with respect to the representations and warranties contained in paragraph 4 hereof. In such event, Purchaser understands that the Company has a right to rescind the sale to Purchaser of Shares in the Company.

6. SECURITIES LAW COMPLIANCE. Purchaser understands and agrees that the following restrictions and limitations are applicable to the purchase and any resales, pledges, hypothecations or other transfers of the Shares:

     (a) Purchaser agrees that the Shares shall not be sold, pledged, hypothecated or otherwise transferred except in accordance with the Registration Agreement and unless the Shares are registered under the Act and applicable State Laws or exempt therefrom.

     (b) A legend has been or will be placed on any certificate(s) or other document(s) evidencing the Shares in substantially the following form:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SUCH SECURITIES,
     (II) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY

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     SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT
     FROM REGISTRATION, OR (III) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

     (c) During the term of the Registration Agreement, the legend described in subparagraph (b) will be placed on any new certificate(s) issued upon presentment by the Purchaser of certificate(s) for transfer to the extent that a transfer is permitted by the Company.

7. SURVIVAL. The foregoing representations and warranties and undertakings are made with the intent that they may be relied upon in determining my suitability to purchase the Shares, and Purchaser hereby agrees that such representations and warranties shall survive the purchase of the Shares. Purchaser hereby acknowledges and agrees that Purchaser is not entitled to cancel, terminate or revoke this Agreement or any agreements hereunder, unless the Offering has expired or terminated in accordance with the Private Placement Memorandum, and that this Agreement shall survive the death, disability or dissolution of Purchaser, provided, however, that if the Company shall reject this Subscription, this Agreement and all agreements of the Purchaser hereunder shall automatically be cancelled, terminated and revoked.

8. NOTICES. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by Registered or Certified Mail, return receipt requested, postage prepaid, to the Purchaser or to the Company, as the case may be, at their respective addresses set forth below.

9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, excluding any conflict of laws principles that would otherwise apply the law of any other jurisdiction.

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     IN WITNESS WHEREOF, Purchaser has executed this Agreement as of the
___________ day of ________________________, 1996.


___________________________________     _____________________________________
Signature of Subscriber                 Signature of Subscriber's Spouse
                                        (If Applicable)


___________________________________     ____________________________________
Name (Typed or Printed)                 Name (Typed or Printed) of
                                        Subscriber's Spouse


___________________________________     ____________________________________
Social Security Number or Federal       Social Security Number of Employer
Identification Number                   Subscriber's Spouse


___________________________________     ____________________________________
Business Address                        Street Address of Subscriber's
                                        Spouse


___________________________________     ____________________________________
City, State and Zip Code                City, State and ZIP Code


___________________________________
Residence Address


___________________________________
City, State and Zip Code


**IMPORTANT**       PLEASE PRINT BELOW EXACTLY HOW YOU WANT YOUR NAME(S) LISTED
                    ON YOUR CERTIFICATE:

                    ___________________________________

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ACCEPTED as the _____ day of _________, 1996 by:

HOMECAPITAL INVESTMENT CORPORATION
a Nevada corporation
                                         Address:

                                         6836 Austin Center Blvd.
                                         Suite 280
                                         Austin, Texas 78731
By:______________________________
   JOHN W. BALLARD, President

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